SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Event Requiring Report: June 29, 2004

ENERGY PRODUCERS, INC.

(Exact name of registrant as specified in its charter)

       Nevada                 000-32507             88-0345961

(State of Incorporation) (Commission File Number)    (IRS Employer

                                                      Identification No.)

Dennis R. Alexander, Chairman

Energy Producers, Inc.

6564 Smoke Tree Lane, Scottsdale Arizona 85253

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(Address of Principal Executive Offices)

(480) 948-6581

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(Registrant's telephone number, including area code)

Note: This 8-K/A (Amendment No. 3) adds additional information via Item 7.01 and Item 8.01 to the former Form 8-K current reports, as amended and additional Item 9.01 Exhibit.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

The Registrant announces on September 30, 2004 that its board of directors and shareholders had approved by majority consent a name change from Energy Producers, Inc. to EGPI\Firecreek, Inc. and the following additional matters:

i.

Confirmed the Merger Exchange Agreement between the Registrant and Firecreek Petroleum, Inc. based on progress defined (see Item 9.01 Exhibit 99.1 attached to this report).

ii.

Authorized and approved the Proposed Voting Agreement for signing (see Form 8-K/A current report filed on September 16, 2004, Item 9.01 Exhibit 10.21 thereto, incorporated herein by reference).

iii.

Approved and reconfirmed other matters listed in the resolution (see Item 9.01 Exhibit 99.1 attached to this report).

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.

Description

99.1

Board minutes approving a name change, confirmation of the Merger Exchange Agreement with Firecreek Petroleum, Inc. and other matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:   /s/  Dennis R. Alexander

                                             ------------------------

                                                  Dennis R. Alexander

                                                  Chairman and CFO

Date:  September 30, 2004